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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 8, 2004


                            COLE NATIONAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                     33-66342                 34-1744334
(State or Other Jurisdiction          (Commission               (IRS Employer
of Incorporation)                     File Number)           Identification No.)

     1925 ENTERPRISE PARKWAY
     TWINSBURG, OHIO                                                44087
     (Address of Principal Executive Offices)                     (Zip Code)

     Registrant's telephone number, including area code:       (330) 486-3100



                                 Not Applicable
         (Former name or former address, if changed since last report.)










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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits. The following exhibit is furnished with this Form 8-K:

     99.1 Press release of Cole National Corporation, dated June 8, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On June 8, 2004, Cole National Corporation (the "Parent Company") issued a press release, a copy of which is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed "furnished" and not "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
























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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COLE NATIONAL GROUP, INC.

                                        By: /s/ Ann M. Holt
                                            ------------------------------------
                                            Name:  Ann M. Holt
                                            Title: Sr. Vice President and
                                                   Corporate Controller


Date: June 8, 2004



























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                                  EXHIBIT INDEX

     EXHIBIT
     NUMBER      DESCRIPTION
     ------      -----------

     99.1        Press release of Cole National Corporation, dated June 8, 2004.































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